UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 12, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 12, 2021, Whole Earth Brands, Inc. (the “Company”) filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) with the Delaware Secretary of State in the form previously attached to, and as described in, the Company’s proxy statement, dated August 30, 2021 in connection with the Annual Meeting (as defined below). The Charter Amendment is effective immediately and is filed herewith as Exhibit 3.1 and incorporated by reference.

As previously described, on June 30, 2021, the Board of Directors of the Company adopted and approved an analogous amendment to the Company’s bylaws, which was effective immediately.

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Whole Earth Brands, Inc. Stockholders

On October 12, 2021, the Company held its annual meeting of stockholders (the “Annual Meeting”) at which the stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement filed with the Securities and Exchange Commission on August 30, 2021. As of August 13, 2021, the record date for the Annual Meeting, there were 38,564,849 shares of our common stock issued and outstanding. At the Annual Meeting, there were 29,442,237 shares of our common stock present in person or represented by proxy.

Set forth below are the final voting results from the Annual Meeting:

Proposal One: Election of Directors

To elect seven Directors:

Name of Director	For	Against	Abstain	Broker Non- Votes
Irwin D. Simon	20,288,486	5,471,212	4,786	3,677,753
Albert Manzone	25,289,553	470,145	4,786	3,677,753
Anuraag Agarwal	24,093,368	1,666,642	4,474	3,677,753
Steven M. Cohen	24,045,057	1,714,439	4,988	3,677,753
Denise M. Faltischek	23,535,760	2,154,295	74,429	3,677,753
Ira J. Lamel	25,243,700	516,251	4,533	3,677,753
John M. McMillin III	25,327,839	419,807	16,838	3,677,753

For Proposal One, each of the Directors received a plurality of the votes cast at the Annual Meeting and, as a result, each was elected to serve until the next annual meeting of stockholders.

Proposal Two: Approval of the Amendment to the Company’s Certificate of Incorporation

Proposal	For	Against	Abstain	Broker Non- Votes
To approve the amendment to the Company’s Certificate of Incorporation.	25,743,364	1,658	19,462	3,677,753

Proposal Two was approved since it received an affirmative vote of the holders of a majority of the total number of votes of the capital stock entitled to vote on the proposal, voting as a single class.

Proposal Three: Ratification of Appointment of Independent Registered Public Accounting Firm

Proposal	For	Against	Abstain	Broker Non- Votes
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	28,544,006	892,687	5,544	—

Proposal Three was approved since it received an affirmative vote of the holders of a majority of the total number of votes of the capital stock represented at the Annual Meeting and entitled to vote on the proposal, voting as a single class.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Whole Earth Brands, Inc. (as amended through October 12, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Whole Earth Brands, Inc.

Date: October 12, 2021	By:	/s/ Ira W. Schlussel
Ira W. Schlussel
Vice-President and Chief Legal Officer